                                                       THE LATIN AMERICA
                                                       INVESTMENT FUND, INC.

                                                       .....................

                                                       Annual Report
                                                       December 31, 1996

 CONTENTS

Letter to Shareholders.......................................................................          1

Portfolio Summary............................................................................          7

Schedule of Investments......................................................................          9

Statement of Assets and Liabilities..........................................................         16

Statement of Operations......................................................................         17

Statement of Changes in Net Assets...........................................................         18

Financial Highlights.........................................................................         19

Notes to Financial Statements................................................................         20

Report of Independent Accountants............................................................         25

Results of Annual Meeting of Shareholders....................................................         26

Tax Information..............................................................................         26

Description of Dividend Reinvestment and Cash Purchase Plan..................................         27

PICTURED ON THE COVER IS THE BOLSA DE VALORES DO SAO PAULO STOCK EXCHANGE ("BOVESPA") LOCATED IN SAO PAULO, BRAZIL.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

                                                               February 14, 1997

DEAR SHAREHOLDER:

We are pleased to report on the activities of The Latin America Investment Fund, Inc. (the "Fund") for the year ended December 31, 1996.

PERFORMANCE

At December 31, 1996, the Fund's net assets were $150.0 million. The Fund's net asset value ("NAV") was $19.07 per share (net of dividends paid of $0.23 per share), as compared to $17.09 on December 31, 1995.

For the period January 1, 1996 through December 31, 1996, the Fund's total return, based on NAV and assuming the reinvestment of dividends and distributions, was 13.1%. By comparison, the total return of the benchmark Morgan Stanley Capital International Emerging Markets Latin America Free Index (the "Index") was 22.2%.

The Fund's underperformance relative to the Index can primarily be attributed to country selection and, to a lesser extent, stock selection. For example, we significantly overweighted our position in Chile, a market which has historically been strong but fell short of expectations in 1996. Although the Chilean stocks in the portfolio outperformed, they underperformed relative to those in other markets (notably Brazil and Argentina). Stock selection proved most positive in Mexico. Overall, the Fund's returns were disappointing principally due to its large Chilean component.

From the commencement of investment operations on August 1, 1990 through December 31, 1996, the Fund's total return, based on NAV and assuming the reinvestment of dividends and distributions, was 269.2%. The Index returned 255.0% during this period.

INVESTMENT PERSPECTIVE

The outperformance of aggregate Latin equities in 1996 was a clear signal that there has been a strong reversal of the effects of the "Tequila crisis," or Mexican peso devaluation of December 1994. In fact, we believe both that macroeconomic fundamentals in Latin America are better now than at any point in recent years and equities there possess real investment value.

Our conviction is based on a variety of factors. Foremost is the remarkably strong and swift recovery from the Tequila crisis, which served as a catalyst for a dramatic shift toward economic and political liberalization throughout the region. Such change, which was impossible for years, is taking place now at a relatively rapid rate, most prominently in Brazil and Mexico.

In addition:

- Latin equity markets are among the world's cheapest in terms of standard valuation measures such as the price/ book value and price/cash earnings ratios as well as the valuation of assets in recent transactions.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

- The recent strength of Latin debt markets has positive implications for Latin equities. First, it indicates that perceptions of sovereign risk have meaningfully improved. Second, the same economic conditions that have powered debt performance also are very favorable for stocks; since debt outperformed stocks in most Latin nations in 1996, it is reasonable to expect that stocks will catch up.

- Global economic conditions (E.G., stable interest rates, low inflation, moderate growth, ample liquidity) are quite conducive to investment in financial assets.

- The globalization of communications and business is giving Latin nations much greater access to foreign capital, technology and business expertise.

All in all, we see much room for optimism about Latin American equities. To best illustrate our investment approach, we'd now like to discuss a few of our specific holdings.

BANCO DE COLOMBIA

Banco de Colombia ("BdC") is among Colombia's most venerable institutions. It was founded in 1875 and is the country's second-largest bank in terms of assets, deposit base and loan portfolio. In 1986, the Colombian government assumed control of BdC during a nationwide banking crisis. The company remained in government hands until its privatization in early 1994.

At privatization, the Gilinski family of Colombia acquired control over about 76% of BdC's voting equity. In October 1996, the bank announced that Spain's third-largest bank, Banco Central Hispanoamericano (BCH), would purchase up to a 19% voting stake in early 1997. Many analysts believe that BCH's move simply is the initial step toward the eventual acquisition of complete control.

Because new management has focused on efficiency and cost-reduction in the post-privatization period, BdC's recent operating results have not been noteworthy. Accordingly, its stock has remained fairly static, which we consider part of its appeal as an attractive turnaround situation. A combination of company-specific and domestic factors bodes well for BdC's future prospects:

EMPHASIS ON EFFICIENCY VS. MARKET SHARE. Since privatization, BdC has meaningfully reduced both its work force and number of branches, aggressively written down problem loans and significantly upgraded its technology infrastructure. This emphasis on efficiency has come at the expense of market share, but we sense that the bank is much closer to turning its attention to its competitors than it has been in many years.

SOLID NEW MANAGEMENT. Almost all of senior management came to the bank in the period following privatization. The new team brings substantial experience in Latin American banking and commands great respect within the market.

BENEFITS OF BCH STAKE. BCH's investment brings several benefits to the bank, including an injection of cash that will boost its capital base; considerable prior experience in Latin America through its other regional investments; expertise in asset/liability management; and access to newer technology.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

VALUATION. We believe that, at current prices, BdC shares do not sufficiently reflect the bank's improving outlook. They also are attractively valued relative to those of the other Colombian banks.

IMPROVING POLITICAL AND ECONOMIC CLIMATE. Only a few months ago, U.S. pressure and charges of drug-related corruption appeared to be sending both President Samper and investors to the exit door. Conditions are quite different now. Samper managed to hang on and, hence, a general climate of political stability has been restored. Perhaps most important, Samper is taking constructive steps to address a serious fiscal deficit problem. His planned fiscal package should have several desired results for investors, most notably a badly needed decline in interest rates and a depreciation of the peso currency.

HIGH MARKET GROWTH POTENTIAL. In general, there is considerable growth potential for Colombia's banks. Market penetration is low and new credit has been unavailable for many borrowers due to high interest rates. A decline in interest rates, which we expect, should greatly help to reverse these conditions.

COMPANHIA SIDERURGICA NACIONAL

Within Latin America, Companhia Siderurgica Nacional ("CSN") is the largest integrated steel mill and has the highest value-added product mix. It was privatized in 1993 by the Brazilian government, which had controlled it since its 1941 inception.

CSN has embarked on a diversification program in the last couple of years by buying equity stakes in entities whose businesses include electricity generation and distribution, railroads and cement. Although many analysts are critical of such diversification, we view it as a means for CSN to achieve full vertical integration and gain greater control over its costs. These latter characteristics should prove especially valuable for CSN should the Brazilian steel industry undergo an expected wave of consolidation.

Briefly, here is why we like CSN:

- Its   primary  customers  are   consumer-oriented  (I.E.,  autos,  appliances,
  beverages) sectors that should outperform the Brazilian economy in the mid-term.

- Its free cash flow and profit margins are likely to significantly increase as its large investments in cost-efficiency begin to pay off soon.

- It is Brazil's overall second-largest exporter, which enables it both to benefit from the strong dollar and have a built-in hedge against downturns in the domestic market.

- It is a major supplier to the auto industry, which will experience substantial growth over the next few years as numerous foreign manufacturers bring new plants onstream in Brazil.

- Its shares are cheaply valued relative both to its Brazilian peers and some U.S. steel companies by several valuation standards.

- As one of the only non-government-controlled companies with sufficient resources to make large acquisitions, it is especially well-positioned to participate in the bidding for the many upcoming Brazilian privatizations.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

CORPORACION GEO, S.A. DE C.V.

A Mexican company that we like is Corporacion GEO, S.A. de C.V. ("Geo"). As the largest builder of subsidized housing in Mexico, Geo (pronounced "Hayo") occupies a singular niche within the country's overall construction sector. Its shares can be considered an equity play on the development of Mexican infrastructure as well as the improving condition of the nation's economy.

The general environment for subsidized housing in Mexico is quite positive for a builder like Geo. There is a chronic shortage of low-income housing, the reduction of which is a high priority of the Zedillo administration. Over 40% of the working population cannot afford a home without some kind of financing assistance, which gives Geo a huge universe of potential home buyers. The low-income housing sector is relatively less sensitive both to interest-rate movements and the availability of bank credit. Builders of low-income housing, furthermore, are fragmented (E.G., the eight top manufacturers accounted for only an estimated 20% of total units produced in 1995) and locally oriented, leaving much room for growth among the largest players. Competition from foreign companies is very low and unlikely to increase.

In addition to this favorable operating climate, numerous company-specific factors bode well for Geo's performance over the next few years:

STRONG PROJECTED EARNINGS GROWTH. Analysts forecast earnings to grow at an annualized rate of 20-30%.

HIGH INSIDER STOCK OWNERSHIP. Senior management owns 52% of the stock, meaning that their interests are closely aligned with those of other shareholders.

COMPETITIVE ADVANTAGES. Geo's integrated approach to design, construction and marketing, as well as its unusually low debt level, enable it to operate at a scale and quality standard simply unattainable by its competitors.

LOW FINANCIAL RISK. Normally, builders incur significant financial risk by having to finance all of the costs involved in construction until the house is sold. Geo operates in a way that relieves them of such risk: it does not build until a house is sold; many of the costs to which it is exposed are indexed to inflation; its typical construction time is a relatively quick six months; and it is paid by government-backed programs rather than individual buyers.

SIZE. As the largest player in a fragmented industry, it is well-positioned to compete on the basis of price, grow via consolidation and outlast most of its competitors during tough economic times. We note in this latter context that Geo was the only Mexican construction company of any kind whose operating-level performance grew during the peso crisis.

NATIONAL PRESENCE. Geo is one of the few subsidized housing builders to operate beyond the local or regional level and is planning further expansion (both within Mexico and Latin America more generally). This should help it to achieve economies of scale, reduce risk against regional slowdowns and provide it with additional opportunities for revenues and profits.

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

OUTLOOK

Looking ahead, here are our thoughts on several Latin American markets:

- ARGENTINA'S rebound from its 1995 recession began in mid-1996 and remains in full swing. 1996 GDP grew a bit more than 4%, ahead of the government's own forecast, and is expected to rise about 5% this year. Industrial production is very strong. Perhaps most significant, foreign investment in the Argentine financial markets reached a record-high $16.8 billion in December, indicating that global investors are quite optimistic.

- BRAZIL continues to move in a positive direction. President Cardoso's proposed re-election amendment, widely viewed as the key to enactment of vital economic legislation, was recently approved by the lower house of Congress and appears likely to obtain passage in the Senate as well. Growth of GDP in 1996, furthermore, was 3.1%. This bodes well for further interest-rate cuts because it indicates that the economy is growing at a sustainable, non-inflationary pace following years of hyperinflation. In our view, Brazil remains the most attractive of the Latin equity markets.

- In CHILE, the economy has fallen victim to its own strength. With wages and consumer spending rising at overheating levels in 1995 and well into 1996, the Chilean central bank twice raised rates to squeeze out inflation. Equities responded by declining 13.5% in 1996, by far the worst performance among Latin markets for the year. We see signs that the situation may be improving, however: the central bank implemented the first of an anticipated series of rate cuts in early February 1997 (sooner than expected) and the level of foreign direct investment is reaching record highs.

- In the latest demonstration of its economic resurgence, MEXICO completed the prepayment of its Tequila crisis emergency loan from the U.S. in January 1997. Privatization appears to be back on track after the government reversed its intention to sell off its powerful oil company. Interest rates have substantially declined and will likely drop even more. President Zedillo is retaking control of the dominant PRI party. We continue to favor shares of infrastructure-related and selected consumer stocks. Overall, we consider this market very attractive.

- Equity valuations in PERU are compelling. At the same time, the economy has returned to a growth mode after a government-induced slowdown. 1996 GDP growth rose for the fourth consecutive year, with all sectors of the economy closing out the year with positive returns in December. We anticipate a strong rally in Peruvian stocks within the next few months and, because the market is relatively illiquid, have positioned the Fund's holdings in advance so as to generate optimal performance.

In an important organizational development, Richard W. Watt of BEA Associates has been named as the Fund's President and Chief Investment Officer as of January 1, 1997. Richard has contributed his expertise in emerging equity markets to the Fund and several other BEA closed-end funds since joining BEA in 1995. He succeeds Emilio Bassini, who guided the Fund from its 1990 inception through the end of 1996. Emilio resigned his position in order to focus his efforts exclusively on private equity investments through his recently organized firm, Bassini, Playfair + Associates LLC, and will continue to serve BEA as a consultant.

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Fund also offers shareholders a voluntary Cash Purchase Plan. The Plan and the Cash Purchase Plan are described on pages 27 and 28 of this report.

As developments occur in the Latin American markets or at BEA that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have any questions, please feel free to call upon us at any time.

Respectfully,

            [SIGNATURE]
Richard W. Watt*
President and Chief Investment Officer

--------------------------------------------------------------------------------
* Richard Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt was formerly associated with Gartmore Investment Limited ("Gartmore") in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end Latin American fund focusing on smaller companies. Before joining Gartmore in 1992, Mr. Watt was a director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is a Director, President and Chief Investment Officer of the Fund. Mr. Watt is also a Director, President and Chief Investment Officer of The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The Brazilian Equity Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc. and The Portugal Fund, Inc.

Peter Wilby, of Salomon Brothers Asset Management Inc. ("SBAM") is responsible for managing the Fund's sovereign debt portfolio. Mr. Wilby, who joined SBAM in 1989, is a Senior Portfolio Manager responsible for SBAM's portfolios which invest in high yield sovereign debt and high yield corporate securities. Prior to that time, Mr. Wilby managed high yield bonds and leveraged equities in mutual funds and institutional portfolios for Prudential Capital Management Group ("Prudential"). He had previously served as director of Prudential's credit research unit and as a corporate and sovereign credit analyst with Prudential. Mr. Wilby is a Chartered Financial Analyst and a Certified Public Accountant.

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------

THE LATIN AMERICA INVESTMENT FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------
 GEOGRAPHIC ASSET BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               12/31/96   12/31/95
Argentina          5.84%     13.44%
Bolivia            0.00%      0.63%
Brazil            29.52%     25.05%
Chile             23.00%     28.83%
Colombia           3.69%      2.37%
Ecuador            1.40%      1.43%
Latin America      1.23%      2.53%
Mexico            21.31%     14.61%
Panama             0.46%      0.00%
Peru               5.34%      4.90%
Puerto Rico        0.61%      0.95%
Venezuela          1.13%      2.71%
Other              6.46%      2.55%
                  100.0%     100.0%

 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   12/31/1996    12/31/1995
Banking                                  5.55%        10.43%
Cement                                   7.30%         3.60%
Electric Distribution                    5.30%         3.12%
Electric Generation                      2.83%         5.05%
Engineering & Construction               1.87%         2.47%
Financial Services                       3.49%         0.79%
Food & Beverages                         9.58%        11.85%
Forestry                                 2.07%         3.15%
Holding Companies                        4.29%         4.40%
Mining                                   2.41%         3.57%
Natural Gas                              3.06%         5.03%
Retail                                   2.79%         3.19%
Steel                                    3.54%         4.74%
Telecommunications                      11.96%        12.21%
Utilities                                6.73%         9.91%
Fixed or Floating Rate
Investments                              2.70%         2.99%
Other                                   14.40%        10.74%
Cash & Cash Equivalents                 10.14%         2.76%
                                        100.0%        100.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1996 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                    Percent of
           Holding                                                          Sector                 Country          Net Assets
--------------------------------------------------------------------------------------------------------------------------------
       1.  Companhia Energetica de Minas Gerais                           Utilities                 Brazil               3.3
--------------------------------------------------------------------------------------------------------------------------------
       2.  Cementos Mexicanos, S.A. de C.V.                                 Cement                  Mexico               3.1
--------------------------------------------------------------------------------------------------------------------------------
       3.  Companhia Paulista de Forca e Luz                              Utilities                 Brazil               2.8
--------------------------------------------------------------------------------------------------------------------------------
       4.  Telecomunicacoes do Rio de Janeiro S.A.                    Telecommunications            Brazil               2.7
--------------------------------------------------------------------------------------------------------------------------------
       5.  Grupo Modelo, S.A. de C.V.                                  Food & Beverages             Mexico               2.4
--------------------------------------------------------------------------------------------------------------------------------
       6.  Corporacion Industrial SanLuis, S.A. de C.V.               Holding Companies             Mexico               2.3
--------------------------------------------------------------------------------------------------------------------------------
       7.  Centrais Eletricas de Santa Catarina S.A.                Electric Distribution           Brazil               2.2
--------------------------------------------------------------------------------------------------------------------------------
       8.  Santista Alimentos S.A.                                     Food & Beverages             Brazil               2.1
--------------------------------------------------------------------------------------------------------------------------------
       9.  Inversiones y Representaciones S.A., 4.50%, 08/02/03       Financial Services          Argentina              2.0
--------------------------------------------------------------------------------------------------------------------------------
      10.  Camuzzi Argentina S.A.                                        Natural Gas              Argentina              1.9
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                Par           Value
Description                    (000)        (Note A)
------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-87.16%
 ARGENTINA-5.28%
 FINANCIAL SERVICES-2.04%
Inversiones y
 Representaciones S.A.,
 4.50%, 08/02/03++.......    USD    3,100  $ 3,053,500
                                           -----------
 NATURAL GAS-3.06%

                               No. of
                               Shares
                           --------------
Camuzzi Argentina
 S.A.*+..................       1,536,387    2,922,899
Sodigas del Sur S.A.*....         421,485      782,592
Sodigas Pampeana S.A.*...         583,264      886,935
                                           -----------
                                             4,592,426
                                           -----------
 RETAIL-0.00%
Domec S.A., Class B+.....             574        1,837
                                           -----------
 TELECOMMUNICATIONS-0.18%
Argentine Cellular
 Communications Holdings
 Ltd.*+..................         247,262      275,395
                                           -----------
TOTAL ARGENTINA (Cost $8,886,099)........    7,923,158
                                           -----------
 BRAZIL-29.12%
 BANKING-0.40%
Banco do Brasil S.A.
 PN+.....................      59,385,000      514,354
Banco do Brasil S.A.,
 Warrants
 (expiring 06/30/01)+....      11,877,000       18,745
Banco do Brasil S.A.,
 Warrants
 (expiring 06/30/06)+....      17,815,500       27,432
Banco do Brasil S.A.,
 Warrants
 (expiring 06/30/11)+....      29,692,500       40,005
                                           -----------
                                               600,536
                                           -----------
 BUSINESS SERVICES-0.86%
Multibras da
 Amazonia S.A. PN........       1,018,000    1,283,399
                                           -----------
                               No. of         Value
Description                    Shares       (Note A)
------------------------------------------------------
 CHEMICALS-0.26%
S.A. White Martins ON....     270,156,000  $   389,986
                                           -----------
 CONSUMER GOODS-1.46%
Dixie Toga S.A. PN.......       1,667,270    1,267,581
Refrigeracao Parana S.A.
 PN+.....................     375,496,000      849,211
Tec Toy Industria e
 Comercio PN+............     373,587,000       79,097
                                           -----------
                                             2,195,889
                                           -----------
 ELECTRIC DISTRIBUTION-2.17%
Centrais Eletricas de
 Santa Catarina S.A.,
 Class B PN+.............       3,465,971    3,235,484
                                           -----------
 FOOD & BEVERAGES-3.33%
Companhia Cervejaria
 Brahma PN...............       3,489,073    1,907,221
Santista Alimentos S.A.
 ON+.....................       1,334,000    3,093,966
                                           -----------
                                             5,001,187
                                           -----------
 HOLDING COMPANIES-1.43%
Brasmotor S.A. PN........       2,190,000      608,041
Investimentos Itau S.A.
 PN......................       2,050,800    1,539,432
                                           -----------
                                             2,147,473
                                           -----------
 MANUFACTURING-0.45%
Continental 2001 S.A.
 PN......................      31,976,978      677,022
                                           -----------
 RETAIL-0.54%
Globex Utilidades S.A.
 PN+.....................          35,000      570,758
Lojas Americanas S.A.
 PN......................      18,461,721      243,408
                                           -----------
                                               814,166
                                           -----------
 STEEL-2.99%
Bardella Industrias S.A.
 PN......................           4,229      402,876
Companhia Siderurgica
 Nacional ON.............      42,617,060    1,209,896
Usinas Siderurgicas de
 Minas Gerais S.A. PN....   2,817,168,000    2,873,831
                                           -----------
                                             4,486,603
                                           -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                               No. of         Value
Description                    Shares       (Note A)
------------------------------------------------------
 TELECOMMUNICATIONS-5.99%
Telecomunicacoes de Minas
 Gerais S.A. ON+.........       2,347,547  $   293,675
Telecomunicacoes de Minas
 Gerais S.A. PNB.........      17,068,000    2,110,709
Telecomunicacoes de Sao
 Paulo S.A. PN...........       4,584,877      992,780
Telecomunicacoes do
 Parana S.A. ON+.........       2,126,000    1,166,221
Telecomunicacoes do
 Parana S.A. PN..........         596,000      333,303
Telecomunicacoes do Rio
 de Janeiro S.A. PN+.....      32,285,000    4,085,415
                                           -----------
                                             8,982,103
                                           -----------
 TEXTILES-2.39%
Companhia Tecidos Norte
 de Minas S.A. PN........       6,676,800    2,130,780
Wentex Textil S.A. PN+...         467,000    1,460,639
                                           -----------
                                             3,591,419
                                           -----------
 TRANSPORTATION-0.69%
Marcopolo S.A. PN+.......       6,168,810    1,032,983
                                           -----------
 UTILITIES-6.16%
Companhia Energetica de
 Minas Gerais PN.........     146,504,750    4,991,116
Companhia Paulista de
 Forca e Luz ON+(5)......      35,930,910    4,253,202
                                           -----------
                                             9,244,318
                                           -----------
TOTAL BRAZIL (Cost $36,181,222)..........   43,682,568
                                           -----------
 CHILE-19.32%
 BANKING-1.24%
Banco de Credito e
 Inversiones.............         231,794    1,480,292
Banco Santander Chile+...       5,783,975      376,875
                                           -----------
                                             1,857,167
                                           -----------
 CONSUMER DURABLES-0.23%
Companias Cic S.A........          65,581        8,500
                               No. of         Value
Description                    Shares       (Note A)
------------------------------------------------------
 CONSUMER DURABLES (CONTINUED)
Empresas Almacenes
 Paris+..................         441,229  $   343,126
                                           -----------
                                               351,626
                                           -----------
 CONSUMER GOODS-0.33%
Compania Tecno
 Industrial S.A..........      21,643,485      489,637
                                           -----------
 ELECTRIC DISTRIBUTION-1.88%
Chilectra S.A............             599        3,091
Compania General de
 Electricidad S.A........         142,000      565,524
Empresas Emel S.A........          34,190      757,361
Sociedad Austral de
 Electricidad S.A........          57,500    1,490,515
                                           -----------
                                             2,816,491
                                           -----------
 ELECTRIC GENERATION-2.83%
Chilgener S.A............          69,992      346,373
Chilquinta Energia
 S.A.....................          11,612      129,159
Empresa Electrica
 Pilmaiquen S.A..........         112,686       90,287
Empresa Nacional de
 Electricidad S.A........       2,670,387    1,327,799
Enersis S.A..............       4,499,129    2,359,034
                                           -----------
                                             4,252,652
                                           -----------
 ENGINEERING & CONSTRUCTION-0.61%
Besalco S.A..............          66,469      422,920
Maderas y Sinteticos
 Sociedad Anonima........          13,524        6,087
Maderas y Sinteticos
 Sociedad Anonima ADR....          34,300      480,200
                                           -----------
                                               909,207
                                           -----------
 FERTILIZER-0.75%
Sociedad Quimica y Minera
 de Chile S.A., Class
 A.......................         170,191      790,094
Sociedad Quimica y Minera
 de Chile S.A., Class
 B.......................          64,814      338,313
                                           -----------
                                             1,128,407
                                           -----------

--------------------------------------------------------------------------------
   10

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                               No. of         Value
Description                    Shares       (Note A)
------------------------------------------------------
 FINANCIAL SERVICES-0.09%
Antarchile S.A., Class
 A.......................          42,465  $   130,092
Inversiones Litani
 S.A.+...................          42,465        4,402
                                           -----------
                                               134,494
                                           -----------
 FISHERY-0.17%
Pesquera Itata S.A.......       1,204,818      251,270
                                           -----------
 FOOD & BEVERAGES-1.93%
Compania Cervecerias
 Unidas S.A.(6)..........             517        1,620
Embotelladora Andina
 S.A.(7).................         150,003      728,187
Embotelladora Polar
 S.A.....................       2,387,415    1,800,337
Empresas Iansa S.A.......         830,627      178,124
Empresas Santa Carolina
 S.A., Series A..........         182,729      150,713
Empresas Santa Carolina
 S.A., Series B..........          18,273       15,071
Jugos Concentrados
 S.A.....................         451,025       18,866
                                           -----------
                                             2,892,918
                                           -----------
 FORESTRY-2.07%
Compania Chilena de
 Fosforos S.A............         123,431      337,410
Compania de Petreoleos de
 Chile S.A...............         246,029      884,162
Compania Manufacturera de
 Papeles y Cartones
 S.A.....................         114,504    1,233,141
Forestal Terranova.......         647,903      656,530
                                           -----------
                                             3,111,243
                                           -----------
 HEALTH CARE-0.25%
Banmedica S.A............       1,122,599      370,364
                                           -----------
 INSURANCE-0.13%
Compania de Seguros La
 Prevision Vida S.A......         188,348      196,182
                                           -----------
 MACHINERY & ELECTRIC-0.28%
Madeco S.A. NPV ADR......          17,500      424,375
                                           -----------
 MINING-1.11%
Antofagasta Holdings
 P.L.C...................         213,500    1,243,539
                               No. of         Value
Description                    Shares       (Note A)
------------------------------------------------------
 MINING (CONTINUED)
Empresa Minera de Mantos
 Blancos S.A.............         199,302  $   342,855
Sociedad Punta del Cobre
 S.A., Class A...........             761       72,182
                                           -----------
                                             1,658,576
                                           -----------
 PACKAGING-0.10%
Envases del Pacifico
 S.A.....................         297,747      148,751
                                           -----------
 PHARMACEUTICALS-1.13%
Laboratorio Chile S.A....       2,049,137    1,690,109
                                           -----------
 RETAIL-0.43%
S.A.C.I. Falabella.......         438,743      351,532
Santa Isabel S.A.........         208,642      297,463
                                           -----------
                                               648,995
                                           -----------
 SHIPPING-0.02%
Puerto Ventanas S.A......          23,635       32,862
                                           -----------
 STEEL-0.55%
Compania de Aceros del
 Pacifico S.A............         425,000      831,271
                                           -----------
 TELECOMMUNICATIONS-2.22%
Compania de
 Telecomunicaciones de
 Chile S.A., Class A.....         290,317    1,666,099
Compania de
 Telecomunicaciones de
 Chile S.A., Class B.....         200,000    1,036,880
Empresa Nacional de
 Telecomunicaciones
 S.A.....................          92,411      627,180
                                           -----------
                                             3,330,159
                                           -----------
 TOBACCO-0.14%
Empresas CCT S.A.........          33,887      215,612
                                           -----------
 UTILITIES-0.57%
Compania de Consumidores
 de Gas de Santiago
 S.A.....................         131,593      530,279

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                               No. of         Value
Description                    Shares       (Note A)
------------------------------------------------------
 UTILITIES (CONTINUED)
Empresa Metropolitana de
 Obras Santinas..........       1,239,254  $   318,319
                                           -----------
                                               848,598
                                           -----------
 WHOLESALE-0.26%
Zona Franca de Iquique
 S.A.....................       1,153,465      396,856
                                           -----------
TOTAL CHILE (Cost $18,038,901)...........   28,987,822
                                           -----------
 COLOMBIA-3.69%
 BANKING-2.64%
Banco de Bogota..........               9           52
                             Par (000)
                           --------------
Banco de Colombia, Senior
 Subordinated Convertible
 Note, 5.20%,
 02/01/99++..............    USD    1,270    1,181,100
                               No. of
                               Shares
                           --------------
Banco Ganadero,
 Preferred C ADR.........          47,100    1,012,650
Banco Industrial
 Colombiano ADR..........          85,200    1,762,575
                                           -----------
                                             3,956,377
                                           -----------
 CEMENT-0.79%
Cementos Diamante S.A.
 ADS++...................          74,300      965,900
Cementos Paz del Rio S.A.
 ADR+,++.................          17,900      219,275
                                           -----------
                                             1,185,175
                                           -----------
 FINANCIAL SERVICES-0.08%
Corporacion Financiera
 del Valle, S.A. GDR++...          33,375      125,156
                                           -----------
 RETAIL-0.18%
Carulla y Compania S.A.
 ADR++...................          36,960      152,460
                               No. of         Value
Description                    Shares       (Note A)
------------------------------------------------------
 RETAIL (CONTINUED)
La Gran Cadena de
 Almacenes Colombianos
 S.A. ADS++..............          11,500  $   112,125
                                           -----------
                                               264,585
                                           -----------
TOTAL COLOMBIA (Cost $5,747,120).........    5,531,293
                                           -----------
 ECUADOR-1.00%
 CEMENT-1.00%
La Cemento Nacional GDR++
 (Cost $1,371,182).......           6,528    1,494,912
                                           -----------
 LATIN AMERICA-1.23%
 TELECOMMUNICATIONS-1.23%
International Wireless
 Communications, Inc.,
 Series D*+..............         186,400    1,747,500
International Wireless
 Communications, Inc.,
 Series F*+..............          10,840      101,625
International Wireless
 Communications, Inc.,
 Warrants (expiring
 12/31/98)*+.............             640          300
                                           -----------
TOTAL LATIN AMERICA (Cost $1,328,894)....    1,849,425
                                           -----------
 MEXICO-20.88%
 BROADCAST, RADIO & TELEVISION-1.08%
Grupo Televisa S.A.
 GDR+,++.................          63,000    1,614,375
                                           -----------
 CEMENT-4.49%
Cementos Apasco, S.A. de
 C.V.....................         295,569    2,027,531
Cementos Mexicanos,
 S.A. de C.V., Class B...         417,000    1,642,149
Cementos Mexicanos,
 S.A. de C.V. CPO........         850,000    3,061,166
                                           -----------
                                             6,730,846
                                           -----------
 ENGINEERING & CONSTRUCTION-1.26%
Corporacion GEO,
 S.A. de C.V. ADR+,++....          76,900    1,518,775

--------------------------------------------------------------------------------
   12

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                               No. of         Value
Description                    Shares       (Note A)
------------------------------------------------------
 ENGINEERING & CONSTRUCTION (CONTINUED)
Corporacion GEO,
 S.A. de C.V., Series
 B+......................          75,640  $   369,937
                                           -----------
                                             1,888,712
                                           -----------
 FINANCIAL SERVICES-0.42%
Grupo Financiero Banamex
 Accival, S.A. de
 C.V.+...................         296,000      624,939
                                           -----------
 FOOD & BEVERAGES-3.83%
Grupo Industrial Maseca,
 S.A. de C.V., Series
 B.......................       1,106,000    1,402,170
Grupo Modelo, S.A. de
 C.V., Series C..........         624,000    3,622,561
Sigma Alimentos, S.A.,
 Class A1................          80,000      714,431
                                           -----------
                                             5,739,162
                                           -----------
 HOLDING COMPANIES-2.86%
Corporacion Industrial
 SanLuis, S.A. de C.V.
 CPO.....................         537,354    3,413,072
Grupo Carso, S.A. de
 C.V., Class A1+.........         166,500      881,993
                                           -----------
                                             4,295,065
                                           -----------
 MANUFACTURING-0.51%
Elamex, S.A. de C.V.+....          79,000      760,375
                                           -----------
 MINING-0.78%
Grupo Mexico, S.A. de
 C.V., Class B+..........         379,000    1,174,746
                                           -----------
 PAPER PRODUCTS-1.41%
Kimberly Clark de Mexico,
 S.A. de C.V., Class A...         106,800    2,109,680
                                           -----------
 RETAIL-1.64%
Grupo Elektra,
 S.A. de C.V. CPO........         313,000    2,461,217
                                           -----------
 TELECOMMUNICATIONS-1.11%
Telefonos de Mexico,
 S.A. de C.V. ADR........          50,700    1,673,100
                                           -----------
                               No. of         Value
Description                    Shares       (Note A)
------------------------------------------------------
 TOBACCO-1.49%
Empresas La Moderna,
 S.A. de C.V.............         457,000  $ 2,235,074
                                           -----------
TOTAL MEXICO (Cost $26,805,475)..........   31,307,291
                                           -----------
 PERU-5.34%
 BANKING-1.27%
Banco Wiese Ltd. ADR.....         324,000    1,903,500
                                           -----------
 CEMENT-1.02%
Cementos Lima S.A.++.....         101,574    1,485,785
Cementos Norte
 Pacasmayo S.A...........          30,000       40,322
                                           -----------
                                             1,526,107
                                           -----------
 ELECTRIC DISTRIBUTION-1.25%
Ontario-Quinta A.V.V.*...       1,434,000    1,875,048
                                           -----------
 FINANCIAL SERVICES-0.53%
Credicorp Limited........          42,800      791,800
                                           -----------
 FOOD & BEVERAGES-0.49%
Backus y Johnston........         860,770      741,617
                                           -----------
 MINING-0.52%
Southern Peru Copper
 Corporation.............           3,000       44,250
Southern Peru Copper
 Corporation ADR.........          50,600      740,025
                                           -----------
                                               784,275
                                           -----------
 TELECOMMUNICATIONS-0.26%
                             Par (000)
                           --------------
Tele 2000 S.A.,
 Convertible Note, 9.75%,
 04/14/97++..............    USD      400      396,000
                                           -----------
TOTAL PERU (Cost $7,677,880).............    8,018,347
                                           -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                               No. of         Value
Description                    Shares       (Note A)
------------------------------------------------------
 PUERTO RICO-0.61%
 TELECOMMUNICATIONS-0.61%
Cellular Communications
 of Puerto Rico, Inc.+
 (Cost $800,940).........          46,100  $   910,475
                                           -----------
 VENEZUELA-0.69%
 CEMENT-0.00%
C.A. Venezolana de
 Cementos S.A.C.A., Class
 1.......................             112          306
C.A. Venezolana de
 Cementos S.A.C.A., Class
 2.......................               7           19
                                           -----------
                                                   325
                                           -----------
 FINANCIAL SERVICES-0.33%
                             Par (000)
                           --------------
Global Investment
 Financial Corp.,
 Convertible Note,
 11.00%, 03/19/01........    USD      500      500,000
                                           -----------
 FOOD & BEVERAGES-0.00%
                               No. of
                               Shares
                           --------------
Mavesa S.A. ADR++........              17          108
                                           -----------
 TELECOMMUNICATIONS-0.36%
Venworld
 Telecommunications*=/=+...         40,140     543,496
                                           -----------
TOTAL VENEZUELA (Cost $1,317,034)........    1,043,929
                                           -----------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES
 (Cost $108,154,747).....................  130,749,220
                                           -----------
 FIXED OR FLOATING RATE INVESTMENTS-2.70%
 ARGENTINA-0.56%
                             Par (000)
                           --------------
Republic of Argentina
 FRB, 6.625%,
 03/31/05+++(2)..........    USD      245      213,456

                                Par           Value
Description                    (000)        (Note A)
------------------------------------------------------
 ARGENTINA (CONTINUED)
Republic of Argentina,
 Par Bond, 5.25%,
 03/31/23***+++..........      USD  1,000  $   630,625
                                           -----------
TOTAL ARGENTINA (Cost $826,679)..........      844,081
                                           -----------
 BRAZIL-0.41%
Federal Republic of
 Brazil, Capitalization
 Bond PIK, 8.00%,
 04/15/14+++(1) (Cost
 $583,045)...............             826      609,712
                                           -----------
 ECUADOR-0.40%
Republic of Ecuador, Past
 Due Interest Bond FRB,
 PIK, 6.50%,
 02/27/15(1)(2) (Cost
 $456,455)...............             982      604,124
                                           -----------
 MEXICO-0.43%
United Mexican States,
 Discount Bond, Series A
 FRB, 6.4531%,
 12/31/19+++(2)(4) (Cost
 $626,043)...............             750      645,937
                                           -----------
 PANAMA-0.46%
Republic of Panama,
 Interest Reduction Bond,
 3.50%, 07/17/14 (Cost
 $629,928)...............           1,000      692,500
                                           -----------
 VENEZUELA-0.44%
Republic of Venezuela,
 Debt Conversion Bond,
 Series DL FRB, 6.50%,
 12/18/07+++(3) (Cost
 $551,111)...............             750      661,875
                                           -----------
TOTAL FIXED OR FLOATING RATE INVESTMENTS
 (Cost $3,673,261).......................    4,058,229
                                           -----------

--------------------------------------------------------------------------------
   14

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                               Units          Value
Description                    (000)        (Note A)
------------------------------------------------------
 SHORT-TERM INVESTMENTS-4.53%
 CHILEAN INFLATION-ADJUSTED TIME DEPOSITS-1.10%
Banco de O'Higgins,
 6.80%, 03/17/97**.......    CLP       21  $   650,407
Banco de Security, 6.90%,
 03/17/97**..............               9      273,359
Banco de Security, 6.90%,
 03/18/97**..............              21      631,554
Banco de Security, 7.10%,
 01/06/97**..............               3       94,262
                                           -----------
TOTAL CHILEAN INFLATION-ADJUSTED TIME
 DEPOSITS (Cost $1,657,672)..............    1,649,582
                                           -----------
 CHILEAN MUTUAL FUNDS-2.28%
                               No. of
                               Shares
                           --------------
Fondo Mutuo Bancredito
 Redimiento..............          15,597      593,827
Fondo Mutuo Operacional
 BanChile................         130,711    1,437,468
Fondo Mutuo Security
 Check...................         342,243    1,383,126
                                           -----------
TOTAL CHILEAN MUTUAL FUNDS (Cost
 $3,411,901).............................    3,414,421
                                           -----------
 CHILEAN REPURCHASE AGREEMENT-0.30%
                             Par (000)
                           --------------
Citibank (Agreement dated
 12/30/96 to be
 repurchased at $445,547,
 collateralized by
 187,425,000 CLP Deposito
 a Plazo Fijo, 10.91%,
 due 03/10/97 and
 5,500,000 CLP Pagares
 Descontables Banco
 Central de Chile,
 11.95%, due 01/17/97.
 Market value of
 collateral is $432,503
 and $12,884,
 respectively)
 4.32%, 01/02/97
 (Cost $445,387).........    CLP  189,000      445,387
                                           -----------


                                Par           Value
Description                    (000)        (Note A)
------------------------------------------------------
 TIME DEPOSIT-0.85%
The Chase Manhattan Bank,
 N.A., 7.00%, 01/06/97**
 (Cost $1,279,332).......    USD    1,279  $ 1,279,332
                                           -----------
TOTAL SHORT-TERM INVESTMENTS (Cost
 $6,794,292).............................    6,788,722
                                           -----------

TOTAL INVESTMENTS-94.39%
 (Cost $118,622,300) (Notes A,D).........  141,596,171
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-5.61%.......................    8,410,418
                                           -----------
NET ASSETS-100.00%.......................  $150,006,589
                                           -----------
                                           -----------
---------------------------------------------------------
*          Not readily marketable security.
**         Effective yield on the date of purchase.
***        Step-Up Coupon.
+          Security is non-income producing.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers."
+++        Brady Bonds.
=/=        Restricted security (See Note F).
(1)        Payment-in-kind; of which 3.50% is being capitalized.
(2)        Adjustable rate; rate resets based on 6-month London
           Interbank Offered Rate ("LIBOR") plus 0.8125%.
(3)        Adjustable rate; rate resets based on 6-month LIBOR
           plus 0.875%.
(4)        With an additional 1,153,000 value recovery rights
           attached, expiring 06/30/03, with no market value.
(5)        With an additional 208,795 rights attached, expiring
           01/31/97, with no market value.
(6)        With an additional 112 rights attached, expiring
           01/18/97, with no market value.
(7)        With an additional 42,382 rights attached, expiring
           01/14/97, with no market value.
ADR        American Depositary Receipts.
ADS        American Depositary Shares.
CPO        Ordinary Participation Certificates.
FRB        Floating Rate Bonds.
GDR        Global Depositary Receipts.
ON         Ordinary Shares.
PIK        Payment-in-kind.
PN         Preferred Shares.
PNB        Preferred Shares, Class B.
CLP        Chilean Pesos.
USD        United States Dollars.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE LATIN AMERICA INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1996
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost
 $118,622,300) (Note A).................  $141,596,171
Cash (including $290,153 of foreign
 currencies with a cost of $290,153)
 (Note A)...............................     9,962,011
Receivables:
  Investments sold......................       667,431
  Interest..............................       130,479
  Dividends.............................        65,221
Prepaid expenses and other assets.......         3,185
                                          ------------
Total Assets............................   152,424,498
                                          ------------

 LIABILITIES
Payables:
  Investments purchased.................     1,394,642
  Dividend (Note A).....................       235,998
  Advisory fees (Note B)................       413,890
  Administration fees (Note B)..........        47,408
  Other accrued expenses................       325,971
                                          ------------
Total Liabilities.......................     2,417,909
                                          ------------
NET ASSETS (applicable to 7,866,612
 shares of common stock outstanding)
 (Note C)...............................  $150,006,589
                                          ------------
                                          ------------

NET ASSET VALUE PER SHARE ($150,006,589
  DIVIDED BY 7,866,612).................        $19.07
                                          ------------
                                          ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 7,866,612 shares issued and outstanding
 (100,000,000 shares authorized)........  $      7,867
Paid-in capital.........................   130,681,235
Undistributed net investment income.....     1,610,956
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................    (5,258,538)
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................    22,965,069
                                          ------------
Net assets applicable to shares
 outstanding............................  $150,006,589
                                          ------------
                                          ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   16

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................  $ 3,547,422
  Interest..............................      997,499
  Other (Note B)........................      348,477
  Less: Foreign taxes withheld..........     (175,023)
                                          -----------
  Total Investment Income...............    4,718,375
                                          -----------
Expenses:
  Investment advisory fees (Note B).....    1,812,556
  Custodian fees........................      290,000
  Administration fees (Note B)..........      230,254
  Printing..............................      101,386
  Audit and legal fees..................       75,664
  Accounting fees.......................       65,563
  Directors' fees.......................       38,192
  Insurance.............................       33,826
  Transfer agent fees...................       25,339
  NYSE listing fees.....................       16,170
  Other.................................       22,101
                                          -----------
  Total Expenses........................    2,711,051
  Less: Fee waivers (Note B)............     (178,857)
                                          -----------
    Net Expenses........................    2,532,194
                                          -----------
  Net Investment Income.................    2,186,181
                                          -----------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................    2,148,878
  Foreign currency related
   transactions.........................     (287,247)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......   13,367,921
                                          -----------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................   15,229,552
                                          -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................  $17,415,733
                                          -----------
                                          -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             For the Years Ended
                                                 December 31,
                                          --------------------------
                                              1996          1995
                                          --------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income.................  $  2,186,181  $  1,490,854
  Net realized gain/(loss) on
   investments and foreign currency
   related transactions.................     1,861,631    (7,342,062)
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currencies...........................    13,367,921   (16,912,743)
                                          ------------  ------------
    Net increase/(decrease) in net
     assets resulting from operations...    17,415,733   (22,763,951)
                                          ------------  ------------
Dividends and distributions to
 shareholders:
  Net investment income.................    (1,788,940)           --
  Net realized gain on foreign currency
   related transactions.................       (19,059)           --
  Net realized gain on investments......            --    (1,492,105)
                                          ------------  ------------
    Total dividends and distributions to
     shareholders.......................    (1,807,999)   (1,492,105)
                                          ------------  ------------
Capital share transactions (Note C):
  Proceeds from 6,613 shares and 98,012
   shares, respectively, issued in
   reinvestment of dividends............       109,111     1,820,380
  Reduction of offering costs charged to
   capital..............................            --        52,713
                                          ------------  ------------
    Net increase in net assets resulting
     from capital share transactions....       109,111     1,873,093
                                          ------------  ------------
    Total increase/(decrease) in net
     assets.............................    15,716,845   (22,382,963)
                                          ------------  ------------

 NET ASSETS
Beginning of year.......................   134,289,744   156,672,707
                                          ------------  ------------
End of year (including undistributed net
 investment income of $1,610,956
 and $1,490,854, respectively)..........  $150,006,589  $134,289,744
                                          ------------  ------------
                                          ------------  ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   18

--------------------------------------------------------------------------------

THE LATIN AMERICA INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                                 For the
                                                                                                                 Period
                                                                                                                August 1,
                                                                                                                  1990*
                                                               For the Years Ended December 31,                  through
                                                  ----------------------------------------------------------  December 31,
                                                    1996      1995     1994+      1993      1992      1991        1990
                                                  -------------------------------------------------------------------------
 PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of period............    $17.09    $20.18    $25.73    $25.36    $26.05    $14.24     $13.64**
                                                  --------  --------  --------  --------  --------  --------  -------------
Net investment income...........................      0.28      0.19      0.09      0.08      0.24      0.61       0.29
Net realized and unrealized gain/(loss) on
 investments and foreign currency related
 transactions...................................      1.93     (3.09)     1.29     10.18      1.51     14.66       0.58
                                                  --------  --------  --------  --------  --------  --------  -------------
Net increase/(decrease) in assets resulting from
 operations.....................................      2.21     (2.90)     1.38     10.26      1.75     15.27       0.87
                                                  --------  --------  --------  --------  --------  --------  -------------
Dividends and distributions to shareholders:
  Net investment income.........................     (0.23)       --     (0.07)    (0.22)       --     (0.63)     (0.27)
  Net realized gain on investments and foreign
   currency related transactions................        --     (0.19)    (4.33)    (8.61)    (2.44)    (2.83)        --
  In excess of net realized gains...............        --        --        --     (0.04)       --        --         --
                                                  --------  --------  --------  --------  --------  --------  -------------
Total dividends and distributions to
 shareholders...................................     (0.23)    (0.19)    (4.40)    (8.87)    (2.44)    (3.46)     (0.27)
                                                  --------  --------  --------  --------  --------  --------  -------------
Dilution due to capital share rights offering...        --        --     (2.53)    (1.02)       --        --         --
                                                  --------  --------  --------  --------  --------  --------  -------------
Net asset value, end of period..................    $19.07    $17.09    $20.18    $25.73    $25.36    $26.05     $14.24
                                                  --------  --------  --------  --------  --------  --------  -------------
                                                  --------  --------  --------  --------  --------  --------  -------------
Market value, end of period.....................   $15.750   $14.750   $18.750   $31.500   $24.375   $26.500    $11.125
                                                  --------  --------  --------  --------  --------  --------  -------------
                                                  --------  --------  --------  --------  --------  --------  -------------
Total investment return(a)......................      8.26%   (20.34)%   (26.63)%    89.45%     2.35%   167.96%    (18.35)%
                                                  --------  --------  --------  --------  --------  --------  -------------
                                                  --------  --------  --------  --------  --------  --------  -------------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted).........  $150,007  $134,290  $156,673  $140,458  $102,259  $104,435    $57,081
Ratio of expenses to average net assets(d)......      1.70%     2.00%     2.02%     2.06%     2.61%     2.30%      3.27%(b)
Ratio of expenses to average net assets,
 excluding fee waivers .........................      1.82%     2.12%       --        --        --        --         --
Ratio of net investment income to average net
 assets.........................................      1.47%     1.10%     0.63%     1.45%     1.15%     2.85%      5.10%(b)
Portfolio turnover rate.........................     50.21%    38.71%    77.81%    70.17%    55.40%    82.39%     52.49%(c)
Average commission rate per share(e)............   $0.0001        --        --        --        --        --         --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.31 per share.
+    Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c)  Not annualized.
(d) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.
(e) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Latin America Investment Fund, Inc. (the "Fund") was incorporated in Maryland on April 17, 1990 and commenced investment operations on August 1, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At December 31, 1996, the Fund held 6.09% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $9,393,301 and fair value of $9,135,790. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At December 31, 1996, the interest rate was 5.00% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 1996, the Fund had a capital loss carryover of $5,235,534 which expires in 2003.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the year ended December 31, 1996, the Fund incurred no such tax.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

--------------------------------------------------------------------------------
   20

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation /depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

On December 12, 1996, a dividend from net investment income in the aggregate amount of $235,998 equal to $0.03 per share was declared to shareholders of record on December 31, 1996, payable on January 10, 1997.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At December 31, 1996, the Fund reclassified $287,247 of net realized losses from foreign currency related transactions and $9,338 of short-term capital gain overdistribution to undistributed net investment income.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the major securities exchange are held by a small number of investors. This may limit the number of shares for acquisition or disposition by the Fund.

The Fund, subject to local investment limitations, may invest up to 25% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund is permitted to engage in the trading of sovereign debt of Latin American countries which involves a high degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund will invest is widely considered to have a credit quality below investment grade as determined by U.S. rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions.

The Fund may enter into repurchase agreements on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of Latin American countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited.
 NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser, with respect to all investments other than sovereign debt. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.0625% of the first $100 million of the Fund's average weekly net assets, 0.9775% of the next $50 million of the Fund's average weekly net assets and 0.8925% of amounts over $150 million. BEA has agreed to waive its portion of the advisory fee previously payable to the

--------------------------------------------------------------------------------
   22

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
Fund's former sub-advisers. For the year ended December 31, 1996, BEA earned $1,540,692 for advisory services, of which BEA waived $152,028. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund. For the year ended December 31, 1996, BEA was reimbursed $13,449 for administrative services rendered to the Fund.

Salomon Brothers Asset Management Inc. ("SBAM") serves as the Fund's investment adviser, with respect to sovereign debt. In return for its services, SBAM is paid an annual fee, calculated weekly and paid quarterly, equal to 0.1875% of the first $100 million of the Fund's average weekly net assets, 0.1725% of the next $50 million of the Fund's average weekly net assets and 0.1575% of amounts over $150 million. SBAM has agreed to waive its portion of the advisory fee previously payable to the former sub-advisers. For the year ended December 31, 1996, advisory fees amounted to $271,864, of which $26,829 was waived by SBAM.

Celfin Servicios Financieros Limitada (formerly Celfin Agente de Valores Limitada) ("Celfin") serves as the Fund's sub-adviser with respect to Chilean investments. In return for its services, Celfin is paid a fee, out of the advisory fees payable to BEA and SBAM, computed weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly net assets. For the year ended December 31, 1996, these sub-advisory fees amounted to $74,523.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the year ended December 31, 1996, BSFM earned $139,236 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid an annual fee by the Fund equal to the greater of 2,000 U.F.'s (approximately $62,700 at December 31, 1996) or 0.10% of the Fund's average weekly net assets invested in Chile and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.'s. Such fees are paid by AFICE to Celfin for certain administrative services. An accounting fee is also paid to Celfin which is calculated and paid quarterly at an annual rate of 205.32 U.F.'s
(approximately $6,400 at December 31, 1996). For the year ended December 31, 1996, Celfin earned $77,569 and $6,472 for administrative and accounting services, respectively. In addition, during the year, Celfin reimbursed the Fund $348,477 due to an overpayment of prior years administration fees.
 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 7,866,612 shares outstanding at December 31, 1996, BEA owned 7,169 shares.
 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1996 was $118,645,302. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $22,950,869, was composed of gross appreciation of $32,183,151 for those investments having an excess of value over cost and gross depreciation of $9,232,282 for those investments having an excess of cost over value.

For the year ended December 31, 1996, purchases and sales of securities, other than short-term investments, were $71,205,340 and $82,540,977, respectively.
 NOTE E. CREDIT AGREEMENT

The Fund, along with 18 other U.S. regulated investment companies for which BEA serves as

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement at December 31, 1996.

 NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate cost, fair value as of December 31, 1996, share value of the security and percentage of net assets which the security comprises.

                                        NUMBER OF                                    FAIR VALUE      VALUE      PERCENT OF
SECURITY                                 SHARES      ACQUISITION DATES      COST     AT 12/31/96   PER SHARE    NET ASSETS
-------------------------------------  -----------  -------------------  ----------  -----------  -----------  -------------
Venworld Telecommunications                40,140    7/30/92 & 8/07/92   $  816,959   $ 543,496    $   13.54          0.36

The Fund may incur certain costs in connection with the disposition of the above security.

--------------------------------------------------------------------------------
   24

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Latin America Investment Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Latin America Investment Fund, Inc., including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996 by correspondence with the custodian, brokers and issuers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Latin America Investment Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 21, 1997

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                                                                           25

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 23, 1996, the annual meeting of shareholders of The Latin America Investment Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                        FOR      WITHHELD   NON-VOTES
-----------------------------------------------------------------------------------  ----------  ---------  ----------
Dr. Enrique R. Arzac*                                                                 6,360,253    147,320   1,352,426
James J. Cattano                                                                      6,346,163    161,410   1,352,426
Michael Hyland                                                                        6,341,804    165,769   1,352,426

--------------
* On February 13, 1996, the Board of Directors increased the size of the Fund's Board of Directors and Dr. Enrique R. Arzac was elected to fill the newly created vacancy. The election of Dr. Arzac was submitted to the Fund's shareholders for their ratification at the annual meeting of shareholders.

In  addition to the directors re-elected at the meeting, Peter A. Gordon, George
W. Landau and Martin M. Torino continue to serve as directors of the Fund. Emilio Bassini and Daniel Sigg resigned as directors of the Fund effective January 1, 1997 and February 11, 1997, respectively.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the year ending December 31, 1996.

                                                                              FOR       AGAINST    ABSTAIN   NON-VOTES
                                                                           ----------  ---------  ---------  ----------
                                                                            6,331,009    117,750     58,814   1,352,426

 TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (December 31, 1996) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. The $0.23 per share distribution paid in respect of such fiscal year, was derived entirely from ordinary income. There were no distributions which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended.
Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1996.

Notification for calendar year 1996 was mailed in January 1997. The notification reflected the amount to be used by calendar year taxpayers on their U.S. federal income tax returns along with Form 1099-DIV.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------
   26

 DESCRIPTION OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant  to The  Latin America  Investment Fund,  Inc.'s (the  "Fund") Dividend
Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all dividends and distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund, at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at the market price.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent

--------------------------------------------------------------------------------
not less than 48 hours before the payment is to be invested. A participant's tax basis in his shares acquired through his optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends and capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends and capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase on the Fund's common stock on his own behalf.

The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semiannual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

--------------------------------------------------------------------------------
   28

 SUMMARY OF GENERAL INFORMATION

The Fund--The Latin America Investment Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Latin American equity and debt securities. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 1996, BEA managed approximately $31.3 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "LatInv" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "LatinAmFd". The Fund's New York Stock Exchange trading symbol is LAM. Weekly comparative net asset value (NAV) and market price information about The Latin America Investment Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                              BEA ADVISOR FUNDS
SINGLE COUNTRY                                                OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)                         BEA Emerging Markets Equity Fund
The Chile Fund, Inc. (CH)                                     BEA Global Telecommunications Fund
The First Israel Fund, Inc. (ISL)                             BEA High Yield Fund
The Indonesia Fund, Inc. (IF)                                 BEA International Equity Fund
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
                                                              For shareholder information or a copy
FIXED INCOME                                                  of a prospectus for any of the
BEA Income Fund, Inc. (FBF)                                   open-end mutual funds please call,
BEA Strategic Income Fund, Inc. (FBI)                         1-800-401-2230.
For closed-end fund information                               Visit our website on the Internet:
please call, 1-800-293-1232.                                  http://www.beafunds.com

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS

William W. Priest,    Chairman of the
Jr.                   Board of Directors

Richard W. Watt       President, Chief Investment Officer
                      and Director

Dr. Enrique R. Arzac  Director

James J. Cattano      Director

Peter A. Gordon       Director

Michael Hyland        Director

George W. Landau      Director

Martin M. Torino      Director

Paul P. Stamler       Senior Vice President

Michael A. Pignataro  Chief Financial Officer and
                      Secretary

Rachel D. Manney      Vice President and Treasurer

Wendy S. Setnicka     Assistant Treasurer

 INVESTMENT ADVISERS

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

Salomon Brothers Asset Management Inc.
7 World Trade Center
New York, NY 10048

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street

New York, NY 10022

This report, including the financial statements herein, is sent to the
shareholders   of  the  Fund  for  their  information.  It  is  not  a
prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned
in this report.                                                         [LOGO]

--------------------------------------------------------------------------------